MDWERKS GLOBAL HOLDINGS, INC.
(FORMERLY GLOBAL IP COMMUNICATIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
INDEX TO FINANCIAL STATEMENTS
December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
MDwerks Global Holdings, Inc. (formerly Global IP Communications, Inc.)

We have audited the accompanying balance sheet of MDwerks Global Holdings, Inc. (formerly Global IP Communications, Inc.) (a development stage company) as of December 31, 2004 and the related statements of operations, changes in stockholders’ deficiency and cash flows for the year ended December 31, 2004 and for the period from October 23, 2003 (date of inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MDwerks Global Holdings, Inc. (formerly Global IP Communications, Inc.) as of December 31, 2004 and the results of its operations and its cash flows for the year ended December 31, 2004 and for the period from October 23, 2003 (date of inception) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Goldstein Golub Kessler LLP
New York, New York
July 11, 2005

MDWERKS GLOBAL HOLDINGS, INC.
(FORMERLY GLOBAL IP COMMUNICATIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
December 31, 2004

ASSETS
Current assets:
Cash	$29,086
Interest receivable	917
Total current assets	30,003
Note receivable — non-current	250,000
Total assets	$280,003
LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
Convertible notes payable, net	$393,091
Accrued interest payable	50,184
Total current liabilities	443,275
Stockholders' deficiency:
Preferred stock, No par value, 5,000,000 shares authorized;
No shares issued and outstanding	—
Common stock, No par value, 100,000,000 shares authorized;
3,844,262 shares issued and outstanding	144,020
Deficit accumulated during development stage	(307,292)
Total stockholders' deficiency	(163,272)
Total liabilities and stockholders' deficiency	$280,003

The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements

MDWERKS GLOBAL HOLDINGS, INC.
(FORMERLY GLOBAL IP COMMUNICATIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2004	For the Period from October 23, 2003 (inception) to December 31, 2003	For the Period from October 23, 2003 (inception) to December 31, 2004
Operating expenses:
Stock-based compensation	$—	$250	$250
Stock-based consulting expense	120,800	—	120,800
Compensation	21,000	5,000	26,000
Consulting expenses	39,000	—	39,000
General and administrative	22,840	2,243	25,083
Debt issuance cost amortization	40,646	10,479	51,125
Total operating expenses	244,286	17,972	262,258
Loss from operations	(244,286)	(17,972)	(262,258)
Other income (expense):
Interest income	917	—	917
Other income	22,320	—	22,320
Interest expense	(64,407)	(3,864)	(68,271)
Total other income (expense)	(41,170)	(3,864)	(45,034)
Net loss	$(285,456)	$(21,836)	$(307,292)
NET LOSS PER COMMON SHARE — Basic and diluted	$(0.10)	$(0.07)	$(0.13)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — Basic and Diluted	2,799,431	306,848	2,404,056

The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements

MDWERKS GLOBAL HOLDINGS, INC.
(FORMERLY GLOBAL IP COMMUNICATIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIENCY FOR
THE PERIOD FROM OCTOBER 23, 2003 (DATE OF INCEPTION) TO DECEMBER 31, 2004

	Common Stock		Deficit accumulated during development stage	Total Stockholders' Deficiency
	Number of Shares	Amount
Balance, October 23, 2003 (inception)	—	$—	$—	$—
Issuance of common stock to founders for services	250,000	250	—	250
Common stock issued in connection with convertible notes payable	116,250	4,650	—	4,650
Net loss	—	—	(21,836)	(21,836)
Balance, December 31, 2003	366,250	4,900	(21,836)	(16,936)
Common stock issued in connection with convertible notes payable	458,012	18,320	—	18,320
Common stock issued for services	3,020,000	120,800	—	120,800
Net loss	—	—	(285,456)	(285,456)
Balance, December 31, 2004	3,844,262	$144,020	$(307,292)	$(163,272)

The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements

MDWERKS GLOBAL HOLDINGS, INC.
(FORMERLY GLOBAL IP COMMUNICATIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS

	For the Year Ended December 31, 2004	For the Period from October 23, 2003 (inception) to December 31, 2003	For the Period from October 23, 2003 (inception) to December 31, 2004
Cash flows from operating activities:
Net loss	$(285,456)	$(21,836)	$(307,292)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization of debt issuance costs	40,646	10,479	51,125
Amortization of deferred interest expense	15,225	1,175	16,400
Non-cash stock-based compensation and consulting expense	120,800	250	121,050
Changes in assets and liabilities:
Other receivables	174,000	(174,000)	—
Interest receivable	(917)	—	(917)
Accrued interest payable	47,494	2,690	50,184
Total adjustments	397,248	(159,406)	237,842
Net cash provided by (used in) operating activities	111,792	(181,242)	(69,450)
Cash flows from investing activities:
Increase in note receivable	(250,000)	—	(250,000)
Net cash used in investing activities	(250,000)	—	(250,000)
Cash flows from financing activities:
Proceeds from convertible notes payable and common stock	189,661	232,500	422,161
Payments on convertible notes payable	(22,500)	—	(22,500)
Payment of loan costs	(11,250)	(39,875)	(51,125)
Net cash provided by financing activities	155,911	192,625	348,536
Net increase in cash	17,703	11,383	29,086
Cash — beginning of period	11,383	—	—
Cash — end of period	$29,086	$11,383	$29,086
Non-cash investing and financing activities:
Common stock issued for deferred interest	$18,320	$4,650	$22,970

The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements

MDWERKS GLOBAL HOLDINGS, INC.
(FORMERLY GLOBAL IP COMMUNICATIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 1—ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

MDwerks Global Holdings, Inc. (formerly Global IP Communications, Inc.) (‘‘the Company’’) was incorporated under the laws of the state of Florida on October 23, 2003. The Company was originally formed to provide international telecommunications products and services. In April 2004, the Company decided not to pursue the telecommunications business. In December 2004, the Company decided to focus on a new line of business in the area of providing insurance claims transaction solutions and related services.

The Company has been in the development stage since its formation and has not realized any revenues from its planned operations.

On May 25, 2005, the Company changed its name from Global IP Communications, Inc, to MDwerks Global Holdings, Inc.

On June 7, 2005, pursuant to share exchange agreements between the Company and the shareholders of Xeni Medical Systems, Inc., Xeni Medical Billing, Corp. and Xeni Financial Services, Corp. (‘‘the Xeni Companies’’) the Xeni Companies became wholly-owned subsidiaries of the Company.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Significant estimates in 2004 and 2003 include the valuation of common stock issued in connection with the Company’s debt financing and non-cash stock based compensation. The estimated fair value was based on independent underwriters estimate and the measurement of an arm’s length transaction with unrelated parties. Accordingly, actual results could differ from those estimates.

Income taxes

Income taxes are accounted for under the asset and liability method of Statement of Financial Accounting Standards No. 109, ‘‘Accounting for Income Taxes (‘‘SFAS 109’’). Under SFAS 109 deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

Loss per common share

Basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted income per share is computed by dividing net income by the weighted average number of shares of common stock, potential common stock and potentially dilutive securities outstanding during each period. As of December 31, 2004 and 2003, the Company did not include any potential common stock equivalents or potentially dilutive securities outstanding in calculating loss per share because their effect would be antidilutive.

Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE 2—NOTE RECEIVABLE

On December 30, 2004, the Company issued a $250,000, 12% convertible note receivable to Xeni Medical Systems, Inc. (‘‘Xeni’’) due on December 31, 2007. Interest on this note accrues on a basis of a 360-day

MDWERKS GLOBAL HOLDINGS, INC.
(FORMERLY GLOBAL IP COMMUNICATIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 2—NOTE RECEIVABLE (continued)

year and is payable on the maturity date. The principal amount outstanding and any accrued interest shall automatically be converted in full into shares of equity securities offered upon the consummation by Xeni of an offering or series of offerings, of equity securities with aggregate gross proceeds of $2 million or more (an ‘‘Automatic Conversion Event’’). In the event of an Automatic Conversion event in the case of a single offering of equity securities, principal outstanding and interest accrued under this note through the date of the Automatic Conversion Event shall be converted into the type of equity securities offered and the conversion price for each share of equity securities into which the note may be converted shall equal 2/3 of the price per share of such equity securities sold in the offering. In the case of a series of offerings of equity securities,, principal outstanding and interest accrued under this note through the date of consummation of the last offering in a series of offerings that caused the Automatic Conversion Event shall be converted into the type of equity securities offered in the last offering in a series of offerings at a conversion price of 2/3 of the price per share of such equity securities sold in such last offering. Additionally, pursuant to a June 7, 2005 share exchange agreement between the Company and Xeni, Xeni became a wholly-owned subsidiary of the Company and the note receivable in the amount of $250,000 and all related accrued interest was cancelled.

NOTE 3—CONVERTIBLE NOTES PAYABLE

During 2003 and 2004, the Company raised capital from accredited investors under a private placement memorandum. The private placement provided for the sale of 15 units at a price of $50,000 per unit in order to raise up to a total of $500,000. Each unit consisted of a Promissory Note of $50,000 and 25,000 shares of the Company’s common stock for each dollar of loan to the Company. Each note is convertible into 25,000 shares of common stock. The original notes had a term of 180 days and provided for interest on the unpaid principal balance of 12% per annum. Under the terms of the note, interest was payable at maturity. In fiscal 2003, the Company received funds in the amount of $232,500 in connection with the private placement and issued 116,250 common shares. In fiscal 2004, the Company received funds in the amount of $189,661 in connection with the private placement and issued 94,831 common shares. At maturity, the Company extended each respective note for an additional 180-day period under the original terms. In connection with the revised note agreements, in 2004, the Company issued 363,181 shares of common stock to the note holders. The shares issued in connection with the note agreements were valued at the estimated fair market value of $.04 per share or $22,970, which is accounted for as an addition to common stock and a discount to the notes payable which is being amortized to interest expense over the term of the notes. Amortization of the discount on the convertible notes included in interest expense for the year ended December 31, 2004 and for the period from October 23, 2003 (date of inception) to December 31, 2003 was $15,225 and $1,175, respectively.

Additionally, in 2004 and 2003, the Company paid placement agent fees and other debt issuance costs of $11,250 and $39,875, respectively. The Company recorded these fees as a deferred debt issuance cost to be amortized over the 180-day term of the notes. Amortization of the deferred debt issuance costs included in general and administrative were $40,646 and $10,479 for the year ended December 31, 2004 and for the period from October 23, 2003 (date of inception) to December 31, 2003, respectively.

At December 31, 2004, convertible notes payable consisted of the following:

Convertible notes payable	$399,661
Less: unamortized discount on notes payable	(6,570)
Convertible notes payable, net	$393.091

MDWERKS GLOBAL HOLDINGS, INC.
(FORMERLY GLOBAL IP COMMUNICATIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 4—INCOME TAXES

At December 31, 2004, the Company had net operating loss carry forwards of approximately $307,000 for federal and state income tax purposes available to offset future taxable income expiring on various dates through 2024, subject to limitations.

In assessing the realizability of the deferred tax assets, management considers whether it is more likely than not that some portions or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income or changes in ownership or business during the periods in which the temporary differences become deductible. Due to the Company's continuing losses, it is more likely than not that the deferred tax assets will not be realized.

NOTE 5—STOCKHOLDERS’ DEFICIENCY

The Company is authorized to issue 5,000,000 shares of Preferred Stock, with such designations, rights and preferences as may be determined from time to time by the Board of Directors.

On October 23, 2003, the Company issued 250,000 shares of common stock to it founding shareholder. In connection with this issuance, the Company recorded stock-based compensation of $250.

On April 1, 2004, the Company issued 3,020,000 shares of common stock to consultants for marketing and business consulting services. The Company valued these shares at $0.04 per share, the estimated fair market on the date of issuance, and recorded stock-based consulting expense of $120,800.

In 2004, in connection with convertible notes payable (see note 3), the Company issued 458,012 shares of common stock. These shares were valued at the estimated fair market value of $.04 per share or $18,320, which is being amortized to interest expense over the term of the notes.

NOTE 6—GOING CONCERN

As reflected in the accompanying financial statements, the Company has an accumulated deficit of $307,292, a stockholders’ deficit of $163,272, and a working capital deficiency of $413,272 at December 31, 2004.

While the Company is attempting to attain revenues and profitability, the growth has not been significant enough to support the Company’s daily operations. Management intends to attempt to raise additional funds by way of a public or private offering. While the Company believes in the viability of its strategy to improve sales volume and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent on the Company’s ability to further implement its business plan and generate revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern.

NOTE 7—SUBSEQUENT EVENTS

On January 3, 2005, the Company issued 280,000 shares of common stock to consultants for business development services rendered. The Company valued these shares at the estimated fair market value of $.04 per share and recorded stock-based consulting expense of $11,200.

In February 2005, in connection with convertible notes payable (see note 3), the Company issued 14,045 shares of common stock. These shares were valued at the estimated fair market value of $.04 per share or $562, which is being amortized to interest expense over the term of the notes.

MDWERKS GLOBAL HOLDINGS, INC.
(FORMERLY GLOBAL IP COMMUNICATIONS, INC.)
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 7—SUBSEQUENT EVENTS (continued)

On April 15, 2005, in connection with the conversion of all remaining notes payable and related accrued interest, the Company issued 921,815 shares of common stock at $.50 per share.

In April and May 2005, the Company issued 360,000 shares of common stock at $.33 per share for net proceeds of $118,800.

On May 25, 2005, the Company issued a $150,000, 12% convertible note receivable agreement to Xeni due on May 25, 2008. Interest on this note accrues on a basis of a 360-day year and is payable on the maturity date. The principal amount outstanding and any accrued interest shall automatically be converted in full into shares of equity securities offered upon the consummation by Xeni of an offering or series of offerings, of equity securities with aggregate gross proceeds of $2 million or more (an ‘‘Automatic Conversion Event’’). In the event of an Automatic Conversion Event in the case of a single offering of equity securities, principal outstanding and interest accrued under this note through the date of the Automatic Conversion Event shall be converted into the type of equity securities offered and the conversion price for each share of equity securities into which the note may be converted shall equal 2/3 of the price per share of such equity securities sold in the offering. In the case of a series of offerings of equity securities, principal outstanding and interest accrued under this note through the date of consummation of the last offering in a series of offerings that caused the Automatic Conversion Event shall be converted into the type of equity securities offered in the last offering in a series of offerings at a conversion price of 2/3 of the price per share of such equity securities sold in such last offering. Additionally, pursuant to a June 7, 2005 share exchange agreement between the Company and Xeni, this notes receivable in the amount of $150,000 and all related accrued interest was cancelled.

On May 30, 2005, the Company issued 399,993 shares of common stock to previous note holders as additional compensation related to the loaning of Company funds to Xeni pursuant to the note receivable entered into on December 30, 2004 (see note 2).

On June 7, 2005, the Company entered into and consummated Share Exchange Agreements with all of the shareholders of each of the Xeni Companies. Pursuant to each of the Share Exchange Agreements, the Company acquired 100% of the issued and outstanding shares of each of the Xeni Companies’ common stock, in exchange for shares of the Company’s common stock. As a result of the transaction, each of the Xeni Companies became a wholly-owned subsidiary. For financial accounting purposes, the exchange of stock was treated as a recapitalization of the Company.

XENI MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
INDEX TO FINANCIAL STATEMENTS
December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Xeni Medical Systems, Inc.

We have audited the accompanying balance sheet of Xeni Medical Systems, Inc. (a development stage Company) as of December 31, 2004 and the related statements of operations, stockholders’ equity (deficiency) and cash flows for each of the two years in the period then ended and for the period from September 10, 1999 (date of inception) to December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Xeni Medical Systems, Inc. as of December 31, 2004 and the results of its operations and its cash flows for the years ended December 31, 2004 and 2003 and for the period from September 10, 1999 (date of inception) to December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 6. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Goldstein Golub Kessler LLP
New York, New York
July 11, 2005

XENI MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
December 31, 2004

ASSETS

Current assets:
Cash	$267,388
Total current assets	267,388
Property and Equipment, net	11,697
Total assets	$279,085
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accrued interest payable	$917
Total current liabilities	917
Convertible Note Payable, net	250,000
Total liabilities	250,917
Stockholders' equity:
Common stock, $.01 par value, 1,500 shares authorized;
996 shares issued and outstanding	10
Additional paid-in capital	14,009,448
Deficit accumulated during development stage	(13,981,290)
Total stockholders' equity	28,168
Total liabilities and stockholders' equity	$279,085

The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements

XENI MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS

	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Period from September 10, 1999 (inception) to December 31, 2004
Operating expenses:
Research and Development	$—	$525,135	$7,555,065
Professional fees	100,520	450,141	1,296,556
Consulting expenses	—	476,281	1,453,880
Salaries and related taxes	—	542,533	3,010,646
License fees	—	160,160	161,795
General and administrative	10,704	240,392	2,118,773
Total operating expenses	111,224	2,394,642	15,596,715
Loss from operations	(111,224)	(2,394,642)	(15,596,715)
Other income (expense):
Interest income	—	303	645,154
Loss on abandonment of property and equipment	—	(120,732)	(120,732)
Interest expense	(917)	—	(1,000)
Gain on forgiveness of liabilities	1,092,003	—	1,092,003
Total other income (expense)	1,091,086	(120,429)	1,615,425
Net income (loss)	$979,862	$(2,515,071)	$(13,981,290)
NET INCOME (LOSS) PER COMMON SHARE – Basic and diluted	$1,321	$(3,776)	$(20,561)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING – Basic and Diluted	742	666	680

The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements

XENI MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIENCY)
For the Years Ended December 31, 2004 and 2003 and
For the Period from September 10, 1999 (Inception) to December 31, 2004

	Common Stock, $.01 Par Value		Additional Paid-in Capital	Deficit accumulated during development stage	Total Stockholder's Equity (Deficiency)
	Number of Shares	Amount
Balance, September 10, 1999 (date of inception)	—	$—	$—	$—	$—
Issuance of common stock to founders for services	666	7	—	—	7
Capital contributions	—	—	299,993	—	299,993
Net loss	—	—	—	(164,785)	(164,785)
Balance, December 31, 1999	666	7	299,993	(164,785)	135,215
Capital contributions	—	—	9,869,654	—	9,869,654
Net loss	—	—	—	(1,930,017)	(1,930,017)
Balance, December 31, 2000	666	7	10,169,647	(2,094,802)	8,074,852
Net loss	—	—	—	(7,486,626)	(7,486,626)
Balance, December 31, 2001	666	7	10,169,647	(9,581,428)	588,226
Capital contributions	—	—	3,191,249	—	3,191,249
Net loss	—	—	—	(2,864,653)	(2,864,653)
Balance, December 31, 2002	666	7	13,360,896	(12,446,081)	914,822
Capital contributions	—	—	100,000	—	100,000
Net loss	—	—	—	(2,515,071)	(2,515,071)
Balance, December 31, 2003	666	7	13,460,896	(14,961,152)	(1,500,249)
Capital contributions	—	—	499,090	—	499,090
Common stock issued in connection with recapitalization	320	3	(538)	—	(535)
Issuance from sale of common stock	10	—	50,000	—	50,000
Net income	—	—	—	979,862	979,862
Balance, December 31, 2004	996	$10	$14,009,448	$(13,981,290)	$28,168

The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements

XENI MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS

	For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Period from September 10, 1999 (inception) to December 31, 2004
Cash flows from operating activities:
Net income (loss)	$979,862	$(2,515,071)	$(13,981,290)
Adjustments to reconcile net income (loss) to net cash used in operating activites:
Depreciation	504	467	90,986
Gain on forgiveness of liabilities	(1,092,003)	—	(1,092,003)
Loss on abandonment of property and equipment	—	120,732	120,732
Changes in assets and liabilities:
Accounts payable	(212,296)	1,185,938	1,092,003
Accrued interest payable	917	—	917
Total adjustments	(1,302,878)	1,307,137	212,635
Net cash used in operating activities	(323,016)	(1,207,934)	(13,768,655)
Cash flows from investing activities:
Repayment of advances to related parties	—	800,000	800,000
Increase in amounts advanced to related parties	—	—	(800,000)
Purchase of property and equipment	(11,869)	(70,293)	(223,943)
Net cash provided by (used in) investing activities	(11,869)	729,707	(223,943)
Cash flows from financing activities:
Capital contributions	499,090	100,000	13,959,986
Sale of common stock	50,000	—	50,000
Proceeds from note payable	250,000	—	250,000
Proceeds from long-term debt	—	—	66,168
Payments on long-term debt	—	—	(66,168)
Proceeds from related party loans	—	196,817	196,817
Payments on related party loans	(196,817)	—	(196,817)
Net cash provided by financing activities	602,273	296,817	14,259,986
Net increase (decrease) in cash	267,388	(181,410)	267,388
Cash – beginning of period	—	181,410	—
Cash – end of period	$267,388	$—	$267,388

The accompanying notes and report of independent registered public accounting firm should be read in conjunction with the financial statements

XENI MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 1—ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Xeni Medical Systems, Inc. (‘‘the Company’’) was incorporated under the laws of the state of Delaware on July 21, 2004. The Company provides a web-based package of electronic claims solutions to the healthcare provider industry through internet access to its ‘‘MDwerks’’ suite of proprietary products and services so that healthcare providers can significantly improve daily insurance claims transaction processing, administration and management.

On October 6, 2004, the Company entered into a Contribution and Stockholders Agreement (the ‘‘Contribution Agreement’’) with Medwerks, LLC, a Delaware Limited Liability company (‘‘Medwerks’’), and acquired substantially of all of the assets of Medwerks in exchange for the issuance of 666 shares of the Company’s common stock, which constituted 66.67% of the issued and outstanding common stock on a fully diluted basis. The acquisition of Medwerks, LLC by the Company was accounted for as a reverse merger because on a post-merger basis, the former Medwerks members held a majority of the outstanding common stock of the Company on a voting and fully diluted basis. As a result, Medwerks, LLC was deemed to be the acquirer for accounting purposes. Accordingly, the financial statements presented, beginning with the period ending December 31, 2004, are those of Medwerks for all periods prior to the acquisition, and the financial statements of the companies from the acquisition date forward. The historical stockholders' deficiency of Medwerks prior to the acquisition have been retroactively restated for the equivalent number of shares received in the acquisition after giving effect to any differences in the par value of the Company and Medwerks common stock, with an offset to additional paid-in capital. The restated stockholders’ equity (deficiency) of the accounting acquirer (the Company and Medwerks) is carried forward after the acquisition.

On December 24, 2002, Medwerks entered into an ‘‘Agreement Regarding Reorganization’’ with Medwerks.com Corp., a Florida corporation incorporated on September 10, 1999. In connection with this agreement, all of the assets, liabilities and operations of Medwerks.com Corp. were merged into Medwerks at historical cost. The acquisition of Medweks.com Corp. by Medwerks was accounted for as a merger of entities under common control. Accordingly, the financial statements presented also include the operations of Medwerks.com Corp. for all periods prior to the merger.

Depreciation of property and equipment is provided for using the straight-line method over the estimated useful lives of the assets.

During the year ended December 31, 2004 the Company recorded a gain on forgiveness of certain liabilities of approximately $1,092,000 as a result of court proceedings.

The Company has been in the development stage since its formation and has not yet realized any revenues from its planned operations.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents

For purposes of the statement of cash flows, the Company considers all cash and other demand deposits to be cash and cash equivalents. As of December 31, 2004, the Company had no cash equivalents.

XENI MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 1—ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  (continued)

Loss per common share

Basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted income per share is computed by dividing net income by the weighted average number of shares of common stock, potential common stock and potentially dilutive securities outstanding during each period. As of December 31, 2004 and 2003, the Company did not have any potential common stock outstanding.

Income taxes

Income taxes are accounted for under the asset and liability method of Statement of Financial Accounting Standards No. 109, ‘‘Accounting for Income Taxes (‘‘SFAS 109’’). Under SFAS 109 deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Prior to October 6, 2004, (date of reorganization), the Company’s predecessor, Medwerks, made an election to have its income or loss taxed directly to its members as a partnership for income tax purposes. As a result of this election, no income taxes have been recognized in the accompanying financial statements for the periods prior to October 6, 2004.

Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE 2—PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31, 2004:

Computer hardware	Useful life 5 years	$5,450
Computer software	Useful life 3 years	6,420
		11,870
Accumulated Depreciation		(173)
		$11,697

During the year ended December 31, 2003 the Company recorded a loss on abandonment of property and equipment with a net carrying value of $120,732 when the Company refocused its operations.

XENI MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 3—NOTE PAYABLE

On December 30, 2004, the Company entered into a $250,000, 12% convertible note payable agreement with MDwerks Global Holdings, Inc. (formerly Global IP Communications, Inc.) (‘‘MDwerks’’). The note is due on December 31, 2007. Interest on this note accrues interest on a basis of a 360-day year and is payable on the maturity date. The principal amount outstanding and any accrued interest shall automatically be converted in full into shares of equity securities offered upon the consummation by the Company of an offering or series of offerings, of equity securities with aggregate gross proceeds of $2 million or more (an ‘‘Automatic Conversion Event’’). In the event of an Automatic Conversion event in the case of a single offering of equity securities, principal outstanding and interest accrued under this note through the date of the Automatic Conversion Event shall be converted into the type of equity securities offered and the conversion price for each share of equity securities into which the note may be converted shall equal 2/3 of the price per share of such equity securities sold in the offering. In the case of a series of offerings of equity securities, principal outstanding and interest accrued under this note through the date of consummation of the last offering in a series of offerings that caused the Automatic Conversion Event shall be converted into the type of equity securities offered in the last offering in a series of offerings at a conversion price of 2/3 of the price per share of such equity securities sold in such last offering. This note was subsequently cancelled (see note 7).

NOTE 4—INCOME TAXES

At December 31, 2004, the Company had net operating loss carry forwards of approximately $21,000 for federal and state income tax purposes available to offset future taxable income expiring on various dates through 2024. The usage of the net operating losses may be limited under Internal Revenue code section 382 due to the Company’s change in ownership, which occurred in fiscal 2004. In assessing the realizability of the deferred tax assets, management considers whether it is more likely than not that some portions or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income or changes in ownership or business during the periods in which the temporary differences become deductible. Due to the Company's continuing losses and recent change in ownership, it is more likely than not that the deferred tax assets will not be realized.

NOTE 5—STOCKHOLDERS’ EQUITY

In December 2004, the Company sold 9.99 shares of common stock and received proceeds of $50,000. Prior to the recapitalization described in note 1, certain members contributed $499,090 of capital to Medwerks.

NOTE 6—GOING CONCERN

As reflected in the accompanying financial statements, the Company has a deficit accumulated during development stage of $13,981,290 and stockholders’ equity of $28,168 at December 31, 2004.

While the Company is attempting to attain revenues and profitability, the growth has not been significant enough to support the Company’s daily operations. Management intends to attempt to raise additional funds by way of a public or private offering. While the Company believes in the viability of its strategy to improve sales volume and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent on the Company’s ability to further implement its business plan and generate revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern.

XENI MEDICAL SYSTEMS, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2004

NOTE 7—SUBSEQUENT EVENTS

On May 25, 2005, the Company entered into a $150,000, 12% convertible note payable agreement with MDwerks Global Holdings, Inc. (formerly Global IP Communications, Inc.). The note is due on May 25, 2008. Interest on this note accrues interest on a basis of a 360-day year and is payable on the maturity date. The principal amount outstanding and any accrued interest shall automatically be converted in full into shares of equity securities offered upon the consummation by the Company of an offering or series of offerings, of equity securities with aggregate gross proceeds of $2 million or more (an ‘‘Automatic Conversion Event’’). In the event of an Automatic Conversion Event in the case of a single offering of equity securities, principal outstanding and interest accrued under this note through the date of the Automatic Conversion Event shall be converted into the type of equity securities offered and the conversion price for each share of equity securities into which the note may be converted shall equal 2/3 of the price per share of such equity securities sold in the offering. In the case of a series of offerings of equity securities,, principal outstanding and interest accrued under this note through the date of consummation of the last offering in a series of offerings that caused the Automatic Conversion Event shall be converted into the type of equity securities offered in the last offering in a series of offerings at a conversion price of 2/3 of the price per share of such equity securities sold in such last offering.

On June 7, 2005, the Company’s shareholders entered into and consummated a Share Exchange Agreement with MDwerks. Pursuant to the share exchange, MDwerks acquired 100% of the Company’s issued and outstanding shares of common stock, in exchange for shares of MDwerks’ common stock. As a result of the transaction, the Company became a wholly-owned subsidiary of MDwerks. Each of the promissory notes issued by the Company to MDwerks and all related accrued interest was cancelled in connection with the share exchange.

MDWERKS GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
September 30, 2005
(Unaudited)

Pages
Consolidated Balance Sheet	F-22
Consolidated Statements of Operations	F-23
Consolidated Statements of Changes in Stockholders’ Deficiency	F-24
Consolidated Statements of Cash Flows	F-25
Notes to Unaudited Consolidated Financial Statements	F-26 to F-29

MDWERKS GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET
September 30, 2005
(Unaudited)

ASSETS

Current assets:

Cash	$161,777
Note receivable	172,213
Prepaid expenses and other	35,384
Total current assets	369,374
Property and equipment, net of accumulated depreciation of $13,698	73,497
Total assets	$442,871
LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
Notes payable	$135,000
Loan payable	80,000
Accounts payable	313,062
Accrued expenses	27,013
Total current liabilities	555,075
Stockholders' deficiency:
Preferred stock, No par value, 5,000,000 shares authorized;
No shares issued and outstanding	—
Common stock, No par value, 100,000,000 shares authorized;
59,164,241 shares issued and outstanding	497,922
Additional paid-in capital	14,431,651
Accumulated deficit	(15,041,777)
Total stockholders' deficiency	(112,204)
Total liabilities and stockholders' deficiency	$442,871

The accompanying notes should be read in conjunction with the unaudited consolidated financial statements

MDWERKS GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS

	For the Nine Months Ended September 30,
	2005	2004
	(Unaudited)	(Unaudited)
Revenues:
Service fees	$14,907	$—
Financing income	8,246	—
Total revenues	23,153	—
Operating expenses:
Compensation	22,500	—
Consulting expenses and outside services	627,157	—
Professional fees	265,248	88,520
Selling, general and administrative	168,288	1,789
Total operating expenses	1,083,193	90,309
Loss from operations	(1,060,040)	(90,309)
Other income (expense):
Interest expense	(447)	—
Gain of forgiveness of liabilities	—	1,092,003
Total other income (expense)	(447)	1,092,003
Net income (loss)	$(1,060,487)	$1,001,694
NET INCOME (LOSS) PER COMMON SHARE — Basic and diluted	$(0.02)	$0.02
WEIGHTED AVERAGE COMMON SHARES
OUTSTANDING — Basic and Diluted	55,162,778	52,623,055

The accompanying notes should be read in conjunction with the unaudited consolidated financial statements

MDWERKS GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY (DEFICIENCY)
For the Nine Months Ended September 30, 2005
(Unaudited)

	Common Stock, No Par Value		Additional Paid-in Capital	Accumulated Deficit	Total Stockholder's Equity (Deficiency)
	Number of Shares
		Amount
Balance December 31, 2004, as restated for the recapitalization	52,623,055	$10	$14,009,448	$(13,981,290)	$28,168
Common stock issued in recapitalization	5,870,671	378,683	(128,683)	—	250,000
Capital contributions	—	—	550,886	—	550,886
Sale of common stock, net	670,515	119,229	—	—	119,229
Net loss	—	—	—	(1,060,487)	(1,060,487)
Balance, September 30, 2005 (unaudited)	59,164,241	$497,922	$14,431,651	$(15,041,777)	$(112,204)

The accompanying notes should be read in conjunction with the unaudited consolidated financial statements

MDWERKS GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

	For the Nine Months Ended September 30,
	2005	2004
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$(1,060,487)	$1,001,694
Adjustments to reconcile net income (loss) to net cash
used in operations:
Depreciation	13,524	504
Gain on forgiveness of liabilities	—	(1,092,003)
Changes in assets and liabilities:
Note receivable	(172,213)	—
Prepaid expenses and other	(35,384)	—
Accounts payable	313,062	(212,296)
Accrued expenses	26,096	—
Total adjustments	145,085	(1,303,795)
Net cash used in operating activities	(915,402)	(302,101)
Cash flows from investing activities:
Capital expenditures	(75,324)	(172)
Net cash used in investing activities	(75,324)	(172)
Cash flows from financing activities:
Proceeds from notes payable	135,000	—
Proceeds from loan payable	80,000	—
Repayment of related party loans	—	(196,817)
Capital contributions	550,886	499,090
Net proceeds from sale of common stock	119,229	—
Net cash provided by financing activities	885,115	302,273
Net decrease in cash	(105,611)	—
Cash — beginning of period	267,388	—
Cash — end of period	$161,777	$—

The accompanying notes should be read in conjunction with the unaudited consolidated financial statements

MDWERKS GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED FINANCIAL STATEMENTS
September 30, 2005

NOTE 1—ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

MDwerks Global Holdings, Inc. (formerly Global IP Communications, Inc.) (‘‘the Company’’) was incorporated under the laws of the state of Florida on October 23, 2003. The Company was originally formed to provide international telecommunications products and services. In December 2004, the Company decided to focus on healthcare provider claims processing, funding and related services.On May 25, 2005, the Company changed its name from Global IP Communications, Inc, to MDwerks Global Holdings, Inc.

The Company was a development stage Company until July 2005, when its planned principal operations commenced.

On June 7, 2005, the Company entered into and consummated Share Exchange Agreements with all of the shareholders of each of the Xeni Companies (Xeni Medical Systems, Inc. (‘‘Xeni Systems’’), Xeni Financial Services, Corp. (‘‘Xeni Financial’’), and Xeni Medical Billing Corp. (‘‘Xeni Billing’’)). Pursuant to each of the Share Exchange Agreements, the Company acquired 100% of the issued and outstanding shares of the common stock of each of the Xeni Companies, in exchange for 52,623,055 shares of the Company’s common stock. As a result of the transaction, each of the Xeni Companies became a wholly-owned subsidiary of the Company.

The acquisition of the Xeni Companies by the Company was accounted for as a reverse merger, because on a post-merger basis, the former Xeni shareholders held a majority of the outstanding common stock of the Company on a voting and fully diluted basis. As a result, Xeni was deemed to be the acquirer for accounting purposes. Accordingly, the financial statements presented are those of Xeni for all periods prior to the acquisition (June 7, 2005), and the financial statements of the consolidated companies from the acquisition date forward. The historical stockholders' deficiency of the Xeni Companies prior to the acquisition has been retroactively restated for the equivalent number of shares received in the acquisition. The restated consolidated stockholders’ deficiency of the accounting acquirer (Xeni) is carried forward after the acquisition.

Xeni Systems was incorporated under the laws of the state of Delaware on July 21, 2004. Xeni Systems provides a web-based package of electronic claims solutions to the healthcare provider industry. Through internet access to its ‘‘MDwerks’’ suite of proprietary products and services, healthcare providers can significantly improve daily insurance claims transaction processing, administration, funding and management.

On October 6, 2004, Xeni Systems entered into a Contribution and Stockholders Agreement (the ‘‘Contribution Agreement’’) with Medwerks, LLC, a Delaware Limited Liability company (‘‘Medwerks’’), and acquired substantially of all of the assets of Medwerks in exchange for the issuance of 666 shares of Xeni Systems’ common stock, which constituted 66.67% of the issued and outstanding common stock on a fully diluted basis. The acquisition of Medwerks LLC by Xeni Systems was accounted for as a reverse merger because on a post-merger basis, the former Medwerk’s members held a majority of the outstanding common stock of the Company on a voting and fully diluted basis. As a result, Medwerks, LLC was deemed to be the acquirer for accounting purposes. Additionally, on December 24, 2002, Medwerks entered into an ‘‘Agreement Regarding Reorganization’’ with Medwerks.com Corp., a Florida corporation incorporated on September 10, 1999. In connection with this agreement, all of the assets, liabilities and operations of Medwerks.com Corp. were merged into Medwerks. The acquisition of Medweks.com Corp. by Medwerks was accounted for as a recapitalization of Medwerks.com Corp. Accordingly, the financial statements presented include the operations of Medwerks and Medwerks.com Corp. for all periods prior to October 6, 2004.

Xeni Financial was incorporated under the laws of the state of Florida on February 3, 2005. Xeni Financial offers advance funding to health care providers secured by claims processed through the MDwerk’s system.

MDWERKS GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED FINANCIAL STATEMENTS
September 30, 2005

NOTE 1—ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Organization (continued)

Xeni Billing was incorporated under the laws of the state of Florida on March 2, 2005. Xeni Billing offers health care providers billing services facilitied through the MDwerk’s suite.

The accompanying unaudited consolidated financial statements have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (‘‘SEC’’). The accompanying financial statements for the interim periods are unaudited and reflect all adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial position and operating results for the periods presented. These consolidated financial statements should be read in conjunction with the financial statements for the year ended December 31, 2004 and notes thereto contained herein. The results of operations for the nine months ended September 30, 2005 are not necessarily indicative of the results for the entire year or any interim period.

Basis of presentation

The consolidated statements include the accounts of MDwerks Global Holdings, Inc. and its wholly-owned subsidiaries, Xeni Systems, Xeni Financial and Xeni Billing. All significant intercompany balances and transactions have been eliminated.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue recognition

The Company follows the guidance of the Securities and Exchange Commission’s Staff Accounting Bulletin 104 for revenue recognition.  In general, the Company records revenue when persuasive evidence of an arrangement exists, services have been rendered or product delivery has occurred, the sales price to the customer is fixed or determinable, and collectability is reasonably assured.  The following policies reflect specific criteria for the various revenues streams of the Company:

Revenues derived from fees related to claims and contract management services are generally recognized when services are provided to the customer.

The Company provides funding services to unaffiliated health care providers. These arrangements typically require the Company to advance funds to these unaffiliated health care providers (the Company’s customers) in exchange for the receivables related to invoices remitted to their clients for services performed. The advances are repaid through the remittance of payments of receivables by their clients directly to the Company. The Company withholds from these advances interest, an administrative fee and other charges as well as the amount of receivables relating to prior advances that remain unpaid after a specified number of days. These interest charges, administrative fees and other charges are recognized as revenue when earned.

Revenues derived from fees related to billing and collection services are generally recognized when the customer’s accounts receivable are collected.

Revenues from implementation fees are generally recognized upon implementation. Revenues derived from maintenance, administrative and support fees are generally recognized at the time the services are provided to the customer.

MDWERKS GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED FINANCIAL STATEMENTS
September 30, 2005

NOTE 1—ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income taxes

Income taxes are accounted for under the asset and liability method of Statement of Financial Accounting Standards No. 109, ‘‘Accounting for Income Taxes (‘‘SFAS 109’’). Under SFAS 109 deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Loss per common share

Basic income (loss) per share is computed by dividing net income (loss) by the weighted average number of shares of common stock outstanding during the period. Diluted income (loss) per share is computed by dividing net income by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. As of September 30, 2005 and 2004, the Company did not have any common stock equivalents or potentially dilutive securities outstanding.

Recent accounting pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE 2—NOTE RECEIVABLE

At September 30, 2005 the Company advanced a health care provider approximately $172,000. The advances are due to be repaid at the rate of 30% of the provider’s weekly collections. The Company charged the healthcare provider interest and other charges as defined in the agreement. The note is secured by a lien on the accounts receivable of the the healthcare provider.

NOTE 3—NOTES PAYABLE

Through September 30, 2005, the Company borrowed $135,000 from unrelated parties which bear interest at 8%. The outstanding principal and all accrued and unpaid interest is due and payable 180 days from the date of each loan. At the Company’s option, all or any part of the outstanding principal balance and accrued interest may be prepaid. In the event the Company raises $2.5 million or more in a financing transaction involving the sale of equity securities, the note shall become due and payable at the closing of such transaction. Additionally, in such event, the Company shall grant to the note holders four-year warrants to purchase an aggregate of 135,000 shares of the Company’s common stock or the Company’s successor parent company at $1.25 per share.

NOTE 4—LOAN PAYABLE

As of September 30, 2005, the Company has a loan payable to an unrelated individual in the amount of $80,000. The loan bears interest at 8% per annum and is payable on a monthly basis, less fees. The loan shall be repaid proportionally upon repayment of certain of the Company’s notes receivable.

MDWERKS GLOBAL HOLDINGS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED FINANCIAL STATEMENTS
September 30, 2005

NOTE 5—STOCKHOLDERS’ DEFICIENCY

Preferred Stock

The Company is authorized to issue 5,000,000 shares of Preferred Stock, no par value, with such designations, rights and preferences as may be determined from time to time by the Board of Directors.

Common Stock

Prior to the consummation of the Share Exchange Agreements with the Xeni Companies dated June 7, 2005, former shareholders’ of the Xeni companies contributed capital of $550,886.

In August and September 2005, the Company sold 670,515 shares of common stock for proceeds of $119,229 (net of placement fees of $13,250).

NOTE 6—GOING CONCERN

As reflected in the accompanying consolidated financial statements, the Company has an accumulated deficit of $15,041,777, a stockholders’ deficit of $112,204, and a working capital deficiency of $185,701 at September 30, 2005.

While the Company is attempting to attain revenue growth and profitability, the growth has not been significant enough to support the Company’s daily operations. Management intends to attempt to raise additional funds by way of a public or private offering. While the Company believes in the viability of its strategy to improve sales volume and in its ability to raise additional funds, there can be no assurances to that effect. The ability of the Company to continue as a going concern is dependent on the Company’s ability to further implement its business plan and generate revenues. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern. Management believes that the actions presently being taken to further implement its business plan and generate revenues provide the opportunity for the Company to continue as a going concern.

NOTE 7—SUBSEQUENT EVENTS

On October 12, 2005, the Company entered into an Agreement of Merger and Plan of Reorganization (the ‘‘Plan of Reorganization’’) with Western Exploration, Inc. (‘‘Western’’). Pursuant to the Plan of Reorganization, 100% of the Company’s common stock will be acquired in exchange for 9,352,328 shares of Western’s common stock, which at closing of the Plan of Reorganization will represent approximately 87.4% of the issued and outstanding shares of Western’s common stock. As a result of the transaction, the Company will become a wholly-owned subsidiary of Western. At closing, Western will change its name to MDwerks, Inc.

MDWERKS,INC, AND SUBSIDIARIES
(FORMERLY WESTERN EXPLORATION, INC.)
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
SEPTEMBER 30, 2005
(UNAUDITED)

The accompanying unaudited pro forma consolidated financial statements of MDwerks, Inc. and Subsidiaries (formerly Western Exploration, Inc.) (the ‘‘Company’’) give effect to the return and cancellation of common shares by former Western Exploration, Inc. stockholders and the recapitalization of the Company. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Balance Sheet as of September 30, 2005 and the Unaudited Pro Forma Statement of Operations for the nine months ended September 30, 2005 does not purport to represent what the financial position or results of operations of the Company would actually have been if the transaction discussed above had in fact occurred on September 30, 2005, nor do they purport to project the results of operations or financial position of MDwerks, Inc. and Subsidiaries for any future period or as of any date.

MDwerks, Inc. (the ‘‘Company’’) had been an exploration stage company engaged in the business of mineral exploration incorporated in Delaware as Western Exploration, Inc. ("Western"). Since its formation on July 22, 2003, Western had been primarily engaged in exploration activities. On October 12, 2005, Western’s Board of Directors authorized the merger (the "Merger") of its newly formed wholly-owned subsidiary MDwerks Acquisition Corp ("Acquisition"), a Florida corporation, with MDwerks Global Holdings, Inc. a Delaware corporation incorporated on October 23, 2003 ("MDwerks") and entered into an Agreement of Merger and Plan of Reorganization (the "Merger Agreement"). A Certificate of Merger was filed with the Secretary of State of the State of Delaware in order to complete the Merger, and Western changed its name to MDwerks, Inc.

In connection with the Merger, MDwerks Global Holdings, Inc. acquired 87.4% of the issued and outstanding capital stock of MDwerks in exchange for 9,352,328 shares (the "Merger Stock") of the Company’s common stock, par value $0.001 per share (the "Common Stock"), and certain holders agreed to cancel 23,271,000 outstanding shares of the Company’s Common Stock prior to the Merger. Under the terms of the Merger Agreement, each share of MDwerks’ common stock outstanding prior to the Merger (59,164,241) were converted to at a rate of .158074 shares of our Common Stock, following the Merger. As a result, MDwerks' former stockholders became our majority stockholders and MDwerks became our wholly-owned subsidiary with Western’s former shareholders being issued 1,350,000 shares of common stock.

The acquisition of MDwerks by the Company was accounted for as a reverse merger because on a post-merger basis, the former MDwerks stockholders hold a majority of the outstanding common stock of the Company on a voting and fully diluted basis. As a result, MDwerks was deemed to be the acquirer for accounting purposes. Accordingly, the consolidated financial statements presented, beginning with the period ending September 30, 2005, are those of MDwerks for all periods prior to the acquisition, and the financial statements of the consolidated companies from the acquisition date forward. The historical stockholders' deficit of MDwerks prior to the acquisition have been retroactively restated (a recapitalization) for the equivalent number of shares received in the acquisition after giving effect to any differences in the par value of the Company and MDwerks' common stock, with an offset to additional paid-in capital. The restated consolidated accumulated deficit of the accounting acquirer (MDwerks) is carried forward after the acquisition.

MDWERKS, INC. AND SUBSIDIARIES
(FORMERLY WESTERN EXPLORATION, INC.)
PRO FORMA CONSOLIDATED BALANCE SHEET
September 30, 2005
(Unaudited)

	MDWerks, Inc. (formerly Western Exploration,Inc.)	Mdwerks Global Holdings, Inc. and Subsidiaries	AJE				Pro Forma Combined
				Pro forma Adjustments
				Dr.	AJE	Cr.
ASSETS
Current assets:
Cash	$265	$161,777		$—		$—	$162,042
Notes receivable	—	172,213		—		—	172,213
Prepaid expenses and other	—	35,384		—		—	35,384
Total current assets	265	369,374		—		—	369,639
Property and equipment, net of accumulated depreciation of $13,698	—	73,497		—		—	73,497
Total assets	$265	$442,871		$—		$—	$443,136
LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current liabilities:
Notes payable	$—	$135,000		$—		$—	$135,000
Loan payable	—	80,000		—		—	80,000
Accounts payable	—	313,062		—		—	313,062
Accrued expenses	16,081	27,013	3	16,081		—	27,013
Total current liabilities	16,081	555,075		16,081		—	555,075
Stockholders' deficiency:
Preferred stock, $.001 par value, 10,000,000 shares authorized;
No shares issued and outstanding	—	—		—		—	—
Common stock, $.001 par value, 100,000,000 shares authorized;
24,621,000 shares issued and outstanding;
10,702,328 proforma shares issued and outstanding	24,621	497,922	1,2	521,193	2	9,352	10,702
Additional paid-in capital	55,129	14,431,651	2	104,918	1,2,3	537,274	14,919,136
Accumulated deficit	(95,566)	(15,041,777)		—	2	95,566	(15,041,777)
Total stockholders' deficiency	(15,816)	(112,204)		626,111		642,192	(111,939)
Total liabilities and stockholders' deficiency	$265	$442,871		$642,192		$642,192	$443,136

See notes to pro forma consolidated financial statements

MDWERKS, INC. AND SUBSIDIARIES
(FORMERLY WESTERN EXPLORATION, INC.)
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2005
(Unaudited)

	MDWerks, Inc. (formerly Western Exploration,Inc.)	Mdwerks Global Holdings, Inc. and Subsidiaries	Pro Forma Combined
Revenues:
Service fees	$—	$14,907	$14,907
Financing income	—	8,246	8,246
Total revenues	—	23,153	23,153
Operating expenses:
Compensation	—	22,500	22,500
Consulting expenses	—	627,157	627,157
Professional fees	—	265,248	265,248
Selling, general and administrative	2,369	168,288	170,657
Total operating expenses	2,369	1,083,193	1,085,562
Loss from operations	(2,369)	(1,060,040)	(1,062,409)
Other expense:
Interest expense	—	(447)	(447)
Total other expense	—	(447)	(447)
Net loss	$(2,369)	$(1,060,487)	$(1,062,856)
NET LOSS PER COMMON SHARE — Basic and diluted	$(0.00)	$(0.02)	$(0.11)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING — Basic and Diluted	24,621,000	55,162,778	9,357,273

See notes to pro forma consolidated financial statements

MDWERKS, INC. AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The adjustments to the unaudited pro forma balance sheet as of September 30, 2005 reflect the issuance of 9,352,328 shares of the Company's common stock for the acquisition of all of the outstanding common stock of MDwerks Global Holding, Inc. and Subsidiaries, the return and cancellation of 23,271,000 shares of common stock of a former stockholders and the cancellation of debt of $16,081 and that the transaction occurred as of September 30, 2005 and are as follows:

1.	To reflect the return and cancellation of 23,271,000 shares of common stock in connection with merger

2.	To reflect the issuance of 9,352,328 shares of the Company's common stock for the acquisition of all of the outstanding capital stock of MDwerks Global Holdings, Inc. and Subsidiaries ("MDwerks"), a Delaware corporation, to adjust common stock for par value, and to recapitalize the Company by reclassifying accumulated deficit to additional paid in capital. For financial accounting purposes, the exchange of stock will be treated as a recapitalization of MDwerks, Inc. (formerly Western Exploration, Inc.) with the former shareholders of the Company being issued 1,350,000 or approximately 12.6%% of the outstanding stock.

3.	To reflect cancellation of debt of $16,081